Exhibit 99.1

PRESS RELEASE
Fidelity National Financial, Inc. Reports Second Quarter 2008 EPS of $0.03
Jacksonville, Fla. — (July 23, 2008) — Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, specialty insurance, claims management services and information services, today reported operating results for the three-month and six-month periods ended June 30, 2008.

	Three Months Ended	Three Months Ended
	June 30, 2008	June 30, 2007
Total revenue	$1.18 billion	$1.50 billion
Pre-tax margin	1.1%	8.5%
Net earnings	$ 6.9 million	$84.8 million
Net earnings per diluted share	$0.03	$0.38
Cash flow from operations	$12.6 million	$144.6 million

	Six Months Ended	Six Months Ended
	June 30, 2008	June 30, 2007
Total revenue	$2.32 billion	$2.86 billion
Pre-tax margin	2.2%	8.8%
Net earnings	$34.2 million	$168.2 million
Net earnings per diluted share	$0.16	$0.75
Cash flow from (used in) operations	$(62.3 million)	$229.7 million
     The following are summary financial and operational results for the operating segments of FNF for the three-month and six-month periods ended June 30, 2008 and 2007:
     Fidelity National Title Group (“FNT”)

	Three Months Ended	Three Months Ended
	June 30, 2008	June 30, 2007
Total revenue	$1.04 billion	$1.36 billion
Pre-tax earnings	$5.1 million	$130.0 million
Pre-tax margin	0.5%	9.5%

	Six Months Ended	Six Months Ended
	June 30, 2008	June 30, 2007
Total revenue	$2.05 billion	$2.61 billion
Pre-tax earnings	$58.2 million	$244.2 million
Pre-tax margin	2.8%	9.4%

Month	Direct Orders Opened	Direct Orders Closed	Closing %
April 2008	168,900	113,200	67%
May 2008	156,900	99,800	64%
June 2008	136,800	94,500	69%

Second Quarter 2008	462,600	307,500	66%

Month	Direct Orders Opened	Direct Orders Closed	Closing %
April 2007	211,100	136,000	64%
May 2007	215,700	141,200	65%
June 2007	195,300	131,500	67%

Second Quarter 2007	622,100	408,700	66%

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In thousands)	Fee Per File
2nd Quarter 2008	16,200	9,400	$60,600	$6,400
2nd Quarter 2007	20,000	12,400	$97,300	$7,800
- The preceding table only includes commercial activity from FNF’s commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.
     Specialty Insurance

	Three Months Ended	Three Months Ended
	June 30, 2008	June 30, 2007
Total revenue	$97.1 million	$103.8 million

	Three Months Ended	Three Months Ended
	June 30, 2008	June 30, 2007
Pre-tax earnings	$13.2 million	$13.9 million
Pre-tax margin	13.6%	13.4%

	Six Months Ended	Six Months Ended
	June 30, 2008	June 30, 2007
Total revenue	$185.6 million	$202.8 million
Pre-tax earnings	$22.6 million	$39.3 million
Pre-tax margin	12.2%	19.4%
     “We continued to navigate our way through an extremely challenging market during the second quarter,” said Chairman William P. Foley, II. “Order counts weakened throughout the quarter, despite the fact that we were operating in the normally seasonally strong spring and summer months. In the midst of this difficult operating environment, we remained focused on the cost side of the equation, eliminating more than 1,200 positions in our title field operations and an additional 400 positions in other areas of the company. Nearly all of those cuts came in June so our reported earnings do not reflect any real benefit from those late quarter staffing reductions. Additionally, we continued to close title and escrow offices throughout the quarter, incurring $10 million in accelerated lease termination costs from the closing of nearly 90 branches. Finally, we decided to increase our provision for losses to 8.5% for the full-year 2008, resulting in a 9.5% provision in the second quarter that moves our provision up to that 8.5% target for the first six months of the year. We expect to provide an 8.5% provision for the last two quarters of 2008. With respect to our other businesses, we continue to make progress on monetizing the value of some of those assets, most notably the sale of a portion of our investment in Sedgwick. In early June, we announced the sale of 20% of our 40% ownership stake in Sedgwick to UnitedHealth Group, receiving approximately $54 million in proceeds. Our investment related to this 20% stake was approximately $29 million, which includes our share of income since our original investment of $26 million in January 2006. This sale resulted in more than a double on our original investment and we recorded a $25 million pre-tax gain in the quarter. We believe the sale of this portion of our Sedgwick ownership stake provides another example of our ability to create significant value for our shareholders. Our ownership percentage in Sedgwick is now 32%. We also continue to move through the process on the specialty insurance sale, as multiple parties have expressed interest, and we expect to be in a position to announce the signing of a definitive agreement in the upcoming months. Finally, we continued to consistently repurchase stock during the second quarter, buying 2.2 million shares from late April through June at a total cost of approximately $33 million. As we move through the second half of 2008, we will remain focused on maximizing the profitability of our title business through continued cost reductions throughout our operations, as well as monetizing the value of some of our other assets, most notably the completion of the sale of our specialty insurance business.”
     Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, specialty insurance, claims management services and information services. FNF is one of the nation’s largest title insurance companies through its title insurance underwriters — Fidelity National Title, Chicago Title, Ticor Title, Security Union Title and Alamo Title — that issue approximately 27 percent of all title insurance policies in the United States. FNF also provides flood insurance, personal lines insurance and home warranty insurance through its specialty insurance business. FNF also is a leading provider of outsourced claims management services to large corporate and public sector entities through its minority-owned subsidiary, Sedgwick CMS. FNF is also a leading information services company in the human resource, retail and transportation markets through another minority-owned subsidiary, Ceridian Corporation. More information about FNF can be found at www.fnf.com.
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President, Finance and Investor Relations, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Six months ended
	June 30,		June 30,
	2008	2007	2008	2007
	(Unaudited)		(Unaudited)
Direct title premiums	$321,040	$448,504	$625,819	$867,101
Agency title premiums	423,915	597,862	847,351	1,140,008

Total title premiums	744,955	1,046,366	1,473,170	2,007,109
Escrow, title-related and other fees	292,838	299,476	566,459	556,456

Total title and escrow	1,037,793	1,345,842	2,039,629	2,563,565

Specialty insurance	94,161	99,731	178,988	194,729
Interest and investment income	30,053	45,528	72,073	93,505
Realized gains and losses	17,791	3,899	26,268	10,281

Total revenue	1,179,798	1,495,000	2,316,958	2,861,880

Personnel costs	366,254	452,752	728,132	888,012
Other operating expenses	319,856	296,221	587,726	530,662
Agent commissions	328,800	462,876	656,809	883,033
Depreciation and amortization	34,716	31,192	71,611	60,546
Claim loss expense	100,427	113,083	187,932	224,069
Interest expense	16,218	12,435	34,854	24,412

Total expenses	1,166,271	1,368,559	2,267,064	2,610,734

Earnings before income taxes	13,527	126,441	49,894	251,146
Income tax expense	1,167	40,471	13,342	85,516

Earnings before equity investments and minority interest	12,360	85,970	36,552	165,630

Earnings from equity investments	(6,349)	(323)	(4,668)	1,859
Minority interest	(914)	812	(2,286)	(745)

Net earnings	$6,925	$84,835	$34,170	$168,234

Net earnings per share — basic	$0.03	$0.39	$0.16	$0.77

Net earnings per share — diluted	$0.03	$0.38	$0.16	$0.75

Weighted average shares — basic	210,814	218,707	210,962	218,860

Weighted average shares — diluted	213,107	222,968	213,318	222,940

Direct operations orders opened	462,600	622,100	1,024,800	1,274,500
Direct operations orders closed	307,500	408,700	615,300	799,100
Fee per file	$1,484	$1,627	$1,466	$1,593
Actual title claims paid	$67,488	$72,938	$143,163	$128,213

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended			Specialty	Corporate
June 30, 2008	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$1,131,954	$1,013,073	$94,161	$24,720
Interest and investment income	30,053	26,397	3,425	231
Realized gains and losses	17,791	(2,414)	(452)	20,657

Total revenue	1,179,798	1,037,056	97,134	45,608

Personnel costs	366,254	340,521	11,347	14,386
Other operating expenses	319,856	260,656	41,075	18,125
Agent commissions	328,800	328,800	—	—
Depreciation and amortization	34,716	30,058	1,508	3,150
Claim loss expense	100,427	70,605	29,822	—
Interest expense	16,218	1,345	155	14,718

Total expenses	1,166,271	1,031,985	83,907	50,379

Earnings before income taxes	13,527	5,071	13,227	(4,771)
Income tax expense	1,167	284	4,685	(3,802)

Earnings before equity investments and minority interest	12,360	4,787	8,542	(969)
Earnings from equity investments	(6,349)	471	—	(6,820)
Minority interest	(914)	320	—	(1,234)

Net earnings	$6,925	$4,938	$8,542	$(6,555)

Open orders	462,600	462,600	—	—
Closed orders	307,500	307,500	—	—
Pretax margin	1.1%	0.5%	13.6%	—

Three Months Ended			Specialty	Corporate
June 30, 2007	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$1,445,573	$1,320,761	$99,731	$25,081
Interest and investment income	45,528	41,395	4,071	62
Realized gains and losses	3,899	137	3	3,759

Total revenue	1,495,000	1,362,293	103,805	28,902

Personnel costs	452,752	425,707	11,814	15,231
Other operating expenses	296,221	233,324	41,565	21,332
Agent commissions	462,876	462,852	—	24
Depreciation and amortization	31,192	28,172	1,512	1,508
Claim loss expense	113,083	78,478	34,605	—
Interest expense	12,435	3,723	449	8,263

Total expenses	1,368,559	1,232,256	89,945	46,358

Earnings before income taxes	126,441	130,037	13,860	(17,456)
Income tax expense	40,471	42,362	5,340	(7,231)

Earnings before equity investments and minority interest	85,970	87,675	8,520	(10,225)
Earnings from equity investments	(323)	1,064	—	(1,387)
Minority interest	812	1,003	—	(191)

Net earnings	$84,835	$87,736	$8,520	$(11,421)

Open orders	622,100	622,100	—	—
Closed orders	408,700	408,700	—	—
Pretax margin	8.5%	9.5%	13.4%	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Six Months Ended			Specialty	Corporate
June 30, 2008	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$2,218,617	$1,983,790	$178,988	$55,839
Interest and investment income	72,073	63,825	7,004	1,244
Realized gains and losses	26,268	39	(359)	26,588

Total revenue	2,316,958	2,047,654	185,633	83,671

Personnel costs	728,132	674,842	22,687	30,603
Other operating expenses	587,726	468,731	74,229	44,766
Agent commissions	656,809	656,809	—	—
Depreciation and amortization	71,611	60,147	3,018	8,446
Claim loss expense	187,932	125,218	62,714	—
Interest expense	34,854	3,755	339	30,760

Total expenses	2,267,064	1,989,502	162,987	114,575

Earnings before income taxes	49,894	58,152	22,646	(30,904)
Income tax expense	13,342	17,578	7,446	(11,682)

Earnings before equity investments and minority interest	36,552	40,574	15,200	(19,222)
Earnings from equity investments	(4,668)	1,435	—	(6,103)
Minority interest	(2,286)	400	—	(2,686)

Net earnings	$34,170	$41,609	$15,200	$(22,639)

Open orders	1,024,800	1,024,800	—	—
Closed orders	615,300	615,300	—	—
Pretax margin	2.2%	2.8%	12.2%	—

Six Months Ended			Specialty	Corporate
June 30, 2007	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$2,758,294	$2,521,677	$194,729	$41,888
Interest and investment income	93,305	82,769	8,074	2,462
Realized gains and losses	10,281	3,298	(28)	7,011

Total revenue	2,861,880	2,607,744	202,775	51,361

Personnel costs	888,012	836,280	23,413	28,319
Other operating expenses	530,662	431,732	62,617	36,313
Agent commissions	883,033	882,903	—	130
Depreciation and amortization	60,546	55,089	3,070	2,387
Claim loss expense	224,069	150,534	73,535	—
Interest expense	24,412	7,032	854	16,526

Total expenses	2,610,734	2,363,570	163,489	83,675

Earnings before income taxes	251,146	244,174	39,286	(32,314)
Income tax expense	85,516	83,105	14,909	(12,498)

Earnings before equity investments and minority interest	165,630	161,069	24,377	(19,816)
Earnings from equity investments	1,859	1,699	—	160
Minority interest	(745)	932	—	(1,677)

Net earnings	$168,234	$161,836	$24,377	$(17,979)

Open orders	1,274,500	1,274,500	—	—
Closed orders	799,100	799,100	—	—
Pretax margin	8.8%	9.4%	19.4%	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	June 30,	December 31,
	2008	2007
	(Unaudited)
Cash and investment portfolio	$4,262,494	$4,671,383
Goodwill	1,338,274	1,339,705
Title Plant	334,629	331,888
Total assets	7,248,136	7,587,853
Notes payable	1,196,907	1,167,739
Reserve for claim losses	1,394,921	1,419,910
Secured trust deposits	643,916	689,935
Total stockholders’ equity	3,109,661	3,244,088
Book value per share	14.66	15.23
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